JOHNSONFAMILY FUNDS, Inc.

                                SUPPLEMENT TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 28, 2001

          The Board of Directors of JohnsonFamily Funds, Inc. (the "Corporation") elected Ms. Colette Wallner to serve as President of the Corporation effective July 26, 2001. Ms. Wallner was elected to fill the vacancy that was created by the resignation of Joan Burke. Accordingly, the section entitled "DIRECTORS AND OFFICERS OF THE CORPORATION" beginning on page 18 of the Corporation's Statement of Additional Information is amended to delete the biographical information for Ms. Burke and add the following biographical information for Ms. Wallner:

          Colette Wallner - President. Ms. Wallner, 44, has been an Executive Vice President of Johnson International, Inc. since February, 1999. For over 20 years prior to joining Johnson International, Inc., Ms. Wallner was an officer of Associated Banc-Corp., most recently serving as Senior Vice President.

          The date of this Supplement is August 3, 2001.